UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2011 (October 24, 2011)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On October 24, 2011, Newtek Business Services, Inc. (the “Company”) entered into an agreement, effective November 1, 2011, to sublease its corporate and lending office facility located at 1440 Broadway, New York, NY. The Company remains obligated under its original lease. In conjunction with the sublease, the Company also entered into two new lease agreements for smaller spaces located in New York City and West Hempstead, NY, both effective November 1, 2011.

In accordance with accounting for exit and disposal activities and based on the remaining obligation of the original lease and the estimated sublet income, the Company will record a pretax charge to earnings of approximately $1.1 million upon the cease-use date, representing the present value of the amount by which the rent and other direct costs paid by the Company to the landlord exceeds any rent to be received by the Company under the sublease over the remainder of the lease term, which expires in October 2015.

The sublease and related transactions will significantly reduce the Company’s future operating expense and improve its cash flows by approximately $1.4 million over the four year term remaining on the 1440 Broadway lease. The Company forecasts that its new rent expense beginning in 2012 will be approximately $500 thousand per year over the next three years, an annual expense reduction of approximately $625 thousand per year.

A press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 25, 2011, Newtek Business Services, Inc., The Small Business Authority, to Relocate Offices to Reduce Operating Expenses and Improve Cash Flows

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 25, 2011	/s/ Barry Sloane
Barry Sloane Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 25, 2011, Newtek Business Services, Inc., The Small Business Authority, to Relocate Offices to Reduce Operating Expenses and Improve Cash Flows